                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                 HighMark Funds
                             1 Freedom Valley Drive
                                 Oaks, PA 19456

                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                                  Ropes & Gray
                      1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005

                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    1)     Title of each class of securities to which transaction applies: N/A
    2)     Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
    4)     Proposed maximum aggregate value of transaction:  N/A
    5)     Total fee paid: N/A.

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount previously paid:
               2)     Form, Schedule or Registration Statement No.:
               3)     Filing Party:
               4)     Date Filed:
Notes:

                       IMPORTANT SHAREHOLDER INFORMATION



------------------------------------------------------------------------------

                                 HighMark Funds

        The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

        We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

        Please take a few moments to exercise your right to vote. Thank you.



------------------------------------------------------------------------------


                         (Front Cover of Proxy Package)

                                 HIGHMARK FUNDS


                   Notice of Special Meeting of Shareholders
                                     of the
                 HighMark Balanced Fund, HighMark Growth Fund,
                HighMark Income Equity Fund, HighMark Bond Fund,
                 HighMark 100% U.S. Treasury Money Market Fund,
                HighMark California Tax-Free Money Market Fund,
                    HighMark Diversified Money Market Fund,
                 and HighMark U.S. Government Money Market Fund
                          to be held October 29, 1999

        A Special Meeting of the shareholders of the HighMark Balanced Fund, HighMark Income Equity Fund, HighMark Growth Fund, HighMark Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (the "Funds"), will be held at_____, Eastern time, at the offices of the HighMark Funds, at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on October 29, 1999 for the following purposes:

---------------------------------------------------------------------------------------
           Votes                                        Funds Voting

1.  To consider the amendment of the Income      Income Equity Fund
Equity Fund's investment objective.
---------------------------------------------------------------------------------------

2.  To consider the amendment of the Bond        Bond Fund
Fund's investment objective.
---------------------------------------------------------------------------------------

3.  To consider the amendment of the Fund's      Balanced Fund
fundamental investment restriction(s)            Income Equity Fund
regarding investment in shares of other          Growth Fund
investment companies.                            Bond Fund
                                                 100% U.S. Treasury Money Market Fund
                                                 California Tax-Free Money Market Fund
                                                 Diversified Money Market Fund
                                                 U.S. Government Money Market Fund
---------------------------------------------------------------------------------------

4.  To consider eliminating the Fund's           100% U.S. Treasury Money Market Fund
fundamental investment restriction regarding     California Tax-Free Money Market Fund
investment in securities issued by "unseasoned   Diversified Money Market Fund
issuers."                                        U.S. Government Money Market Fund
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
5.  To transact such other business as may       All Funds
properly come before the meeting or any
adjournment thereof.
---------------------------------------------------------------------------------------


      The Board of Trustees has fixed August 20, 1999 as the record date for determination of shareholders entitled to vote at this Special Meeting.


                                                 By Order of the Trustees,

                                                 Kevin P. Robins
                                                 Secretary
                                                 HighMark Funds


SEPTEMBER 8, 1999


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

To Shareholders of the:


    HighMark Balanced Fund,
    HighMark Income Equity Fund,
    HighMark Growth Fund,
    HighMark Bond Fund,
    HighMark 100% U.S. Treasury Money Market Fund,
    HighMark California Tax-Free Money Market Fund,
    HighMark Diversified Money Market Fund, and
    HighMark U.S. Government Money Market Fund

The purpose of this proxy package is to announce that a Shareholder Meeting (the "Meeting") for the HighMark Balanced Fund, HighMark Income Equity Fund, HighMark Growth Fund, HighMark Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (the "Funds") has been scheduled for October 29, 1999. The purpose of this Meeting is to submit to the Shareholders for a vote important matters regarding the management of the Funds.

After considering the present investment objectives of the Income Equity Fund and Bond Fund, the Trustees of the HighMark Funds have concluded that it would be in the best interests of each Fund's Shareholders to amend each Fund's investment objective. The Income Equity Fund would seek total return on investment, with dividend income as an important component of that return. A secondary goal would be a low level of price volatility. The Bond Fund would seek total return through investments in long-term, fixed-income securities.

Additionally, after considering the current investment restrictions regarding investment in shares of other investment companies investment in securities issued by "unseasoned issuers," and the Trustees of HighMark Funds have concluded that it would be in the best interests of the Shareholders of the applicable Funds to amend these investment restrictions. First, the restriction regarding investment in shares of other investment companies would be amended to permit investment in other investment companies to the extent permitted by the 1940 Act. Second, the restriction regarding investment in "unseasoned issuers" -- those with operating histories of three years or less -- would be eliminated.

The attached proxy statement is designed to give you information relating to the proposal(s) on which you will be asked to consider and vote.

While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

Your vote is very important to us. As always, we thank you for your confidence and support.


Sincerely,


/s/ Mark E. Nagle
-----------------
President
HighMark Funds


             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVES OF THE INCOME EQUITY FUND AND THE BOND FUND?

A. After considering each Fund's present investment objective, the Board of Trustees of HighMark Funds has determined that market conditions indicate the desirability of focusing on seeking total return.

Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE INCOME EQUITY FUND AND THE BOND FUND IF THIS PROPOSAL IS APPROVED?

A. In making future investments, the Funds will acquire assets according to the principal objective of seeking total return. This will be a gradual process that is not expected to significantly increase portfolio turnover.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE RESTRICTION REGARDING INVESTMENT IN SHARES OF OTHER INVESTMENT COMPANIES?

A. After considering this restriction in light of current industry standards and legal restrictions, the Board of Trustees of HighMark Funds has determined that this restriction hampers optimal management of the Funds by unnecessarily restricting investment options. The Board has determined that the restriction should be relaxed to enable the Funds to invest in other investment companies to the full extent permitted by the 1940 Act.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE RESTRICTION REGARDING INVESTMENT IN SECURITIES ISSUED BY "UNSEASONED ISSUERS"?

A. After reviewing this restriction in light of current industry standards and legal restrictions, the Board of Trustees of HighMark Funds has determined that this restriction should be eliminated because it is no longer required by law and unnecessarily restricts the Adviser's ability to manage the affected Funds.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Funds as of October 29, 1999. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including all independent Trustees, recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.


              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
          BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                                 HIGHMARK FUNDS


                                PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds with respect to the HighMark Balanced Fund, HighMark Income Equity Fund, HighMark Growth Fund, HighMark Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the October 29, 1999 special meeting of shareholders of the Fund (the "Special Meeting").

        Only shareholders of record at the close of business on August 20, 1999 will be entitled to vote at the Special Meeting. As of August 20, 1999, there were issued and outstanding ######### Shares of the Balanced Fund, ######### Shares of the Income Equity Fund, ######### Shares of the Growth Fund, ######### Shares of the Bond Fund, ######### Shares of the 100% U.S. Treasury Money Market Fund, ######### Shares of the California Tax-Free Money Market Fund, ######### Shares of the Diversified Money Market Fund, and ######### Shares of the U.S. Government Money Market Fund, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders will vote on the proposal to amend their Fund's objective and investment restrictions, as appropriate, and on any other business as may properly come before the Special Meeting.

        For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

        HighMark Funds' Declaration of Trust and By-laws do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by HighMark Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

        The Funds' executive offices are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about September 8, 1999.

        A copy of the Funds' Annual Report dated July 31, 1999, and Semi-Annual Report dated January 31, 1999, is available upon request and may be obtained by calling 1-800-433-6884. These documents are also available on HighMark Funds' web site at www.highmark-funds.com.

                                   PROPOSAL 1

                         APPROVAL OR DISAPPROVAL OF THE
          AMENDMENT OF THE INCOME EQUITY FUND'S INVESTMENT OBJECTIVES


        After considering the present investment objective of the Income Equity Fund, the Trustees of HighMark Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's objective.

        The Income Equity Fund's investment objective would be amended as follows:

-------------------------------------------------------------------------------------
           CURRENT OBJECTIVE                             PROPOSED OBJECTIVE
-------------------------------------------------------------------------------------
"to seek investments in equity                "to seek total return on investment,
securities that provide current income        with dividend income as an important
through the regular payment of                component of that return.  A secondary
dividends, with the goal that the Income      goal is a low level of price
Equity Fund will have a high current          volatility."
yield and a low level of price
volatility.  Opportunity for long-term
growth of net asset value is a secondary
consideration."
-------------------------------------------------------------------------------------

ANALYSIS OF PROPOSED CHANGE

        Total return is generated from a combination of capital appreciation (i.e., increases in the value of the stocks the Fund holds) and dividend income from those stocks. Currently, the Fund's investment objective directs the portfolio manager to concentrate on seeking dividend income and maintaining a low level of price volatility. Capital appreciation or growth is only a secondary consideration. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that managing for both components of total return in selecting securities for the Fund holds the most promise of maximizing performance for shareholders. Of course, in the past, and almost certainly in the future, there will be periods where a strategy of seeking primarily income will produce greater yields and lower volatility than seeking total return. Moreover, growth stocks are often more volatile than other stocks and, therefore, may pose greater risk, particularly for short term investors. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that the proposed new objective, with its focus on both components of total return, while still emphasizing dividend income, holds more potential for maximizing the Fund's performance over long periods than the current investment objective.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

           After due deliberation, on June 16, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE.


                                   PROPOSAL 2


                         APPROVAL OR DISAPPROVAL OF THE
               AMENDMENT OF THE BOND FUND'S INVESTMENT OBJECTIVE


           After considering the present investment objective of the Bond Fund, the Trustees of HighMark Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's objective.

           The Bond Fund's investment objective would be amended as follows:

--------------------------------------------------------------------------------------
          CURRENT OBJECTIVE                             PROPOSED OBJECTIVE
--------------------------------------------------------------------------------------
"to seek current income through              "to seek total return through
investments in long-term, fixed-income       investments in fixed-income securities."
securities."
--------------------------------------------------------------------------------------

ANALYSIS OF PROPOSED CHANGE

           Total return is generated from a combination of capital appreciation (i.e., increases in the value of the bonds the Fund holds) and interest income from those bonds. Currently, the Fund's investment objective directs the portfolio manager to seek current income through investments in long-term, fixed income securities. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that the ability to react to ever changing market conditions that will be afforded by an investment objective that allows the portfolio manager to manage for either or both components of total return and the flexibility to invest in bonds within a wide range of maturities holds the most promise of maximizing performance for shareholders. Of course, in the past, and almost certainly in the future, there will be periods where a strategy of seeking solely income will produce greater yields and lower volatility than seeking total return. Additionally, there may be periods where concentrating on long-term, fixed income securities may produce greater total returns. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that by considering total return in managing the Bond Fund, and not focusing solely on current income, the Fund will provide greater value to its shareholders over time. Likewise, the Fund's management believes that by considering bonds within a wide range of maturities rather than only long-term bonds, the Fund will have the flexibility to meet varying market conditions.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

           After due deliberation, on June 16, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE.

                               PROPOSALS 3 and 4

                          ELIMINATING OR AMENDING EACH
                        FUND'S FUNDAMENTAL POLICIES AND
                            INVESTMENT RESTRICTIONS


The 1940 Act requires each Fund to have certain investment restrictions which can be changed only by a shareholder vote. A mutual fund may also self-designate other restrictions which may be changed only by a shareholder vote. These restrictions are referred to as "fundamental" investment restrictions. With the passage of time, the Adviser has noted and reported to the Board of Trustees that certain restrictions designated as fundamental reflect certain regulatory, or business or industry conditions which are no longer up to date.

Accordingly, the Board of Trustees authorized revision of certain of the Funds' current investment restrictions to: (1) eliminate certain fundamental restrictions which are no longer required to be fundamental under state securities laws; and (2) allow the Adviser more flexibility in selecting appropriate investments for each Fund in a changing regulatory and investment environment.

By eliminating, amending or simplifying the fundamental investment restrictions identified below, each Fund may be able to avoid the costs and delays associated with a future shareholder meeting. The Board of Trustees also believes that these changes will enhance the Adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment. Accordingly, your Fund's investment management opportunities may be increased.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENTS TO THE FUNDS' INVESTMENT RESTRICTIONS DESCRIBED BELOW.

                                   PROPOSAL 3

                  PROPOSED AMENDMENT TO INVESTMENT RESTRICTION
                              REGARDING INVESTMENT
                    IN SHARES OF OTHER INVESTMENT COMPANIES

Current Investment Restrictions:

THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

           Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets.

THE GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, AND THE BOND FUND MAY NOT:

           Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each of the Funds may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY NOT:

           Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

           Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that the Fund may purchase securities of a tax-exempt money market fund if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

Proposed Investment Restriction:

           The Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act.

ANALYSIS OF PROPOSED CHANGE

The current investment restriction prohibits each Fund from purchasing securities of another investment company except in certain circumstances. Under the Proposal, the current restriction will be eliminated and replaced by a more flexible restriction permitting the Fund to invest in securities of other investment companies to the extent permitted under the 1940 Act.

Investment in shares of other investment companies is carefully regulated by the 1940 Act. Specifically, depending on the type and affiliation of the investment companies, the 1940 Act places certain percentage limitations on the amount of the acquiring Fund's net assets that may be invested in shares of other investment companies. The 1940 Act prohibits each Fund in the aggregate (with each other and with all other mutual funds in HighMark Funds) from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies.

In the case of the HighMark Money Market Funds, the SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments. For instance, such rules limit money market fund investments to high quality instruments with minimal credit risk and most non-money market funds are not likely to qualify as such. Securities of other money market funds are considered eligible investments for a money market fund to purchase. To the extent a Fund invests in shares of other investment companies, shareholders will directly bear the expenses of the Fund, and will indirectly bear the expenses of the investment company in which it invested. Such expenses would be taken into account by the prior to deciding that any such investment is suitable for a Fund and its shareholders.

If approved, the universe of securities each Fund may purchase would expand giving the Fund's portfolio managers the flexibility to invest in investment companies, consistent with their investment objectives and the requirements of the 1940 Act. For instance, a Fund could invest in instruments such as S&P Depositary Receipts and NASDAQ 100 Receipts or use money market mutual funds as a cash management tool.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

After due deliberation, on June 16, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. The Board of Trustees has considered the relevant factors and believes that Proposal 4 will increase investment management flexibility and is in the best interests of each Fund and
its shareholders.   With respect to each Fund, approval of Proposal 4 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less. If Proposal 4 is disapproved with respect to a Fund, the current investment restriction will remain fundamental.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S INVESTMENT RESTRICTION(S).

                                   PROPOSAL 4

                 PROPOSED ELIMINATION OF INVESTMENT RESTRICTION
                  REGARDING INVESTMENT IN SECURITIES ISSUED BY
                              "UNSEASONED ISSUERS"

Current Investment Restrictions:

THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

           Invest more than 10% of total assets in the securities of issuers that together with any predecessors have a record of less than three years' continuous operation.

THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY NOT:

           Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

ANALYSIS OF PROPOSED CHANGE

The current investment restriction limits the Diversified Money Market Fund's, U.S. Government Money Market Fund's and the 100% U.S. Treasury Money Market Fund's ability to purchase securities issued by "unseasoned issuers" (issuers with less than three years of operations) to 10% of total assets. In the case of the California Tax-Free Money Market Fund, the current investment restriction prohibits the Fund from purchasing private activity bonds issued by "unseasoned issuers." Under the Proposal the current restriction will be eliminated.

The current restriction is based on a position once advanced by the administrators of state securities laws, which has been modified in many states, and has been preempted by Federal law under recent Federal legislation. The current restriction is not required to be fundamental by the 1940 Act. By eliminating this current restriction, a Fund would be able to purchase a greater amount of securities (private activity bonds in the case of the California Tax-Free Money Market Fund) issued by "unseasoned issuers" and, to the extent a Fund so invests, shareholders would have a greater exposure to the risks associated with such investments. However, in the case of the Diversified Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Money Market Fund, shareholders are already potentially exposed to such risks because a Fund may purchase such investments up to 10% of its assets and any such investments, like all investments made by a Fund, must comply with the credit, quality and maturity restrictions of SEC rules applicable to money market funds. The Board of Trustees believes that each Fund will benefit from the potential opportunities offered by eliminating the current restriction.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

After due deliberation, on July 28, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. The Board of Trustees has considered the relevant factors and believes that Proposal 5 will increase investment management flexibility and is in the best interests of each Fund and
its shareholders.   With respect to each Fund, approval of Proposal 5 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less. If Proposal 5 is disapproved with respect to a Fund, the current investment restriction will remain fundamental.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE ELIMINATION OF THE FUND'S INVESTMENT RESTRICTION.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

           While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

           If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

           In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the proposal to amend the investment objective.

           Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of HighMark Funds or HighMark Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

           The Funds' Investment Advisor is HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, a publicly traded corporation which is principally owned by The Bank of Tokyo-Mitsubishi, Ltd.

           The Funds' principal distributor and administrator are SEI Investments Distribution Co. and SEI Investments Mutual Funds Services, respectively, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Distribution Co. and SEI Investments Mutual Funds Services are direct and indirect subsidiaries of SEI Investments, which provides investment solutions to banks, institutional investors, investment advisers, and insurance companies.

           Union Bank of California, N.A. ("Union Bank of California"), an affiliate of HighMark Capital Management, has a dealer agreement with SEI Investments Distribution Co. pursuant to which Union Bank of California is authorized to place orders with the Funds' Transfer Agent for the purchase of Shares and tender Shares to the Transfer Agent for redemption.

           As of August 20, 1999, the HighMark Funds believe that Bank of Tokyo-Mitsubishi Trust Company were the Shareholders of record of #####% of the HighMark Fund's Shares. As a consequence, Bank of Tokyo-Mitsubishi Trust Company may be deemed to be a controlling person of the Fund under the 1940 Act.

           The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of HighMark Funds, were the owners of 5% or more of the outstanding Shares of the Funds as of August 20, 1999:


                        BALANCED FUND - FIDUCIARY SHARES


     Name and Address                                  Percentage of Beneficial Ownership
     ----------------                                  ----------------------------------

Nissan 401k Plan                                                    5.39%
Attn:  Virginia King
P.O. Box 191
Gardena, CA  90248-0191

Nummi Harly Retirement Plan                                         9.94%
Attn:  Paige Kanisberg
45500 Fremont Blvd.
Fremont, CA  94538

NEC Savings Plan                                                    9.51%
8 Old Sod Farm Road
Melville, NY  11747

Union Bank of California 401(k) Plan                                9.16%
350 California Street
San Francisco, CA  94104

Union Bank of California Retirement Plan                           11.41%
Controllers Division
P.O. Box 45000
San Francisco, CA  94145

                         GROWTH FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Beneficial Ownership
  ----------------                                   ----------------------------------

Union Bank of California Retirement Plan                           13.57%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                               10.87%
350 California Street
San Francisco, CA  94104

                     INCOME EQUITY FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Beneficial Ownership
  ----------------                                   ----------------------------------

Lane & Company                                                     86.12%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

            100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Beneficial Ownership
  ----------------                                   ----------------------------------

Lane & Company                                                      5.09%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5464

Muni of Achorage                                                   11.96%
City of Anchorage
Attn:  Ellen Braden, Treasurer
632 W. Sixth Avenue
Anchorage, AK  99501

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Beneficial Ownership
  ----------------                                   ----------------------------------

Van Daele Development Corp.                                         6.70%
Attn:  Jeff Hack
2900 Adams Street
Riverside, CA  92504

              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

RCM Capital Management                                             13.81%
7200 Wisconsin Avenue # 1001
Bethesda, MD  20814-4813

ELIC 98 Part CU                                                     8.16%

           The following list indicates the ownership of record of the shareholders who, to the best knowledge of HighMark Funds, were the owners of 5% or more of the outstanding Shares of the Funds as of August 20, 1999:

                         BALANCED FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ----------------------------------

Ty & Wei Chen Yeh TTEE                                              7.79%
Yeh Family Trust
U/A 9/11/91
2048 Studebaker Rd.
Long Beach, CA  90815-3539

                        BALANCED FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ----------------------------------

American Express Trust Company                                      9.51%
As Agent for NBC Savings and Retirement Plan
Attn:  Nancy Jendro Trust Operations
P.O. Box 534
Minneapolis, MN  55440-0534

PFTC. Trustee Nissan Empl. Sav. Pln.                                5.39%
Putnam Investments DCPA
Nissan Motor Corporation
Location 31
P.O. Box 9740
Providence, RI  02940-9740

Lane & Company                                                     79.24%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                         GROWTH FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ----------------------------------

Lane & Company                                                     82.06%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Dott Pension
c/o Union Bank of Tokyo Trust Company                              10.17%
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas FL 10
New York, NY  10020-1104

                      INCOME EQUITY FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ----------------------------------

The Jackson Family Foundation                                       5.92%
Attn: Claire Grabowski
421 Aviation Blvd.
Santa Rosa, CA  95403-1069

                           BOND FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ----------------------------------

Northwestern Trst. & Advisory Co. TTBE                              6.79%
1201 3rd Ave., Suite 2010
Seattle, WA  98101-3026

Alice A. Swenning Trust                                             6.33%
The Swenning Fam. TTBE
U/A 9/23/91
1447 21st Ave.
Kingsburg, CA  93631-2027

                          BOND FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Lane & Company                                                     61.88%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Bott Pension                                                       31.85%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas FL 10
New York, NY  10020-1104

Union Bank of California 401(k) Plan                                5.22%
350 California Street
San Francisco, CA  94104

             100% U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

National Financial Services Corp                                   99.74%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

            100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Union Bank                                                         94.54%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

National Financial Services Corp                                   99.95%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Union Bank                                                         99.86%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

National Financial Services Corp                                   99.16%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Union Bank                                                         80.07%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

Lane & Company                                                     18.30%
c/o Union Bank
Attn:  Kathleen Heilman
PO Box 120109
San Diego, CA  92112-0109

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

National Financial Services Corp                                   98.89%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Lakeside Business Center                                           35.69%
Sole Propietorship
Ronald E. Soderling
1400 N Bristol Street Suite #150
Newport Beach, CA  97660-2957

Laguna Ridge Business Center                                       24.07%
Sole Propietorship
Roanld E. Soderling
1400 N. Bristol St. Suite 150
Newport Beach, CA  92650-2957

Park Laguna Hills                                                  23.79%
Sole Propietorship
Ronald B. Soderling
1400 N. Bristol St. Suite 150
Newport Beach, CA  92660-2957

              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

  Name and Address                                   Percentage of Ownership of Record
  ----------------                                   ---------------------------------

Union Bank                                                         96.17%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

           As of August 20, 1999, the Officers and Trustees of the Funds owned less than 1% of the Fund's outstanding Shares.

           If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.



September 8, 1999

                                 HIGHMARK FUNDS

                             HIGHMARK BALANCED FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark Balanced Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                  FOR                            AGAINST              ABSTAIN
                  [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                  FOR                            AGAINST              ABSTAIN
                  [   ]                           [   ]                [   ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or
guardian, or as custodian for a minor, please give the full title as such.   If
a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

      Please be sure to sign and date this Proxy.



      ----------------------------------------
      Signature of Shareholder(s)



      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                          HIGHMARK INCOME EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark Income Equity Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1. Approval of the amendment to the Income Equity Fund's investment objective:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1), (3) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or
guardian, or as custodian for a minor, please give the full title as such.   If
a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                              HIGHMARK GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark Growth Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or
guardian, or as custodian for a minor, please give the full title as such.   If
a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                               HIGHMARK BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark Bond Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

2.    Approval of the amendment to the Bond Fund's investment objective:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (2) AND (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (2), (3) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or
guardian, or as custodian for a minor, please give the full title as such.   If
a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                 HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRYSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark 100% U.S. Treasury Money Market Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

4. To amend the Fund's fundamental investment restriction(s) regarding investment in securities issued by "unseasoned issuers":

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND (4) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3), (4) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or
guardian, or as custodian for a minor, please give the full title as such.   If
a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)

      Dated:              , 1999
            --------------


PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                 HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark California Tax-Free Money Market Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

4. To amend the Fund's fundamental investment restriction(s) regarding investment in securities issued by "unseasoned issuers":

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND (4) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3), (4) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                     HIGHMARK DIVERSIFIED MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark Diversified Money Market Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

4. To amend the Fund's fundamental investment restriction(s) regarding investment in securities issued by "unseasoned issuers":

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND (4) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3), (4) AND (5).



NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 HIGHMARK FUNDS

                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, OCTOBER 29, 1999

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

The undersigned hereby appoints _________________________, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the HighMark U.S. Government Money Market Fund on Friday, October 29, 1999 at __________, Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

3. To amend the Fund's fundamental investment restriction regarding investment in shares of other investment companies:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

4. To amend the Fund's fundamental investment restriction(s) regarding investment in securities issued by "unseasoned issuers":

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]

5. To transact any other business as may properly come before the meeting or any adjournment thereof:

                   FOR                            AGAINST              ABSTAIN
                   [   ]                           [   ]                [   ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (3) AND (4) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (3), (4) AND (5).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a
minor, please give the full title as such.   If a corporation, please sign in
full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


      Please be sure to sign and date this Proxy.


      ----------------------------------------
      Signature of Shareholder(s)


      ----------------------------------------
      Signature of Shareholder(s)


      Dated:              , 1999
            --------------


PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.